                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           _________________________



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): JANUARY 15, 1998



                         HOME EQUITY LOAN TRUST 1997-B
                         -----------------------------

             (Exact name of registrant as specified in its charter)



        MINNESOTA                       33-55853            APPLIED FOR
------------------------------        ------------       ------------------
(State or other jurisdiction          (Commission           (IRS employer
      of incorporation)              file numbers)        identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                           (Zip code)



      Registrant's telephone number, including area code: (612) 293-3400
                                                         ---------------



                               NOT APPLICABLE
 --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

       ITEM 5.  OTHER EVENTS.
                ------------



                   Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on January 15, 1998, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.



       ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------



                   (c)  Exhibits.



                        The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.



                        Exhibit No.   Description
                        -----------   -----------

                           99.1       Monthly Report delivered to
                                      Certificateholders on
                                      January 15, 1998.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



       Dated: January 15, 1998



                                     HOME EQUITY LOAN TRUST 1997-B



                                    By  GREEN TREE FINANCIAL CORPORATION
                                        as Servicer with respect to the Trust




                                    By: /s/ Phyllis A. Knight
                                        ----------------------------------
                                       Phyllis A. Knight
                                       Senior Vice President and Treasurer

                             INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                       PAGE
------                                                       ----

 99.1      Monthly Report delivered to Certificateholders      5
           on January 15, 1998.